                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 24, 2002





                           BIOTRANSPLANT INCORPORATED

             (Exact name of registrant as specified in its charter)



            DELAWARE                      000-28324             04-3119555
-------------------------------  ------------------------   -------------------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
         incorporation)                                     Identification No.)


     Building 75, Third Avenue
       Charlestown Navy Yard
          Charlestown, MA                                02129
-------------------------------------       -----------------------------------
  (Address of principal executive                      (Zip Code)
              offices)

       Registrant's telephone number, including area code: (617) 241-5200

                                       N/A
               -------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events.

         On October 24, 2002, BioTransplant Incorporated issued a press release announcing preliminary results from the partial analysis of Phase II clinical trial data for MEDI-507 and a delay in the clinical development timeline for MEDI-507. See the press release attached hereto as Exhibit 99.1.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (c)      Exhibits.

         See Exhibit Index attached hereto.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 24, 2002             BIOTRANSPLANT INCORPORATED

                                      By: /s/ DONALD B. HAWTHORNE
                                          -------------------------------------
                                          Donald B. Hawthorne
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX



EXHIBIT NO.                         EXHIBIT

Exhibit 99.1                        Press Release dated October 24, 2002